                                                                  EXECUTION COPY





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                                                                   Exhibit 10.20

                               SECURITY AGREEMENT

                          dated as of November 7, 2001


                                      among


                        EAGLEFUNDING CAPITAL CORPORATION
                                   as Conduit,

                             FLEET SECURITIES, INC.
              as Administrator of EagleFunding Capital Corporation,


               FLEET NATIONAL BANK and FIRST UNION NATIONAL BANK,
                             as Liquidity Providers,


       BANCBOSTON LEASING INVESTMENTS INC. and FIRST UNION NATIONAL BANK,
                                  as Investors,


                              FLEET NATIONAL BANK,
                            as Administrative Agent,


                          GENOME STATUTORY TRUST 2001A,
                                    as Lessor

                                       and
                          HUMAN GENOME SCIENCES, INC.,
                                    as Lessee


================================================================================

                                                                          (HGSI)

                               SECURITY AGREEMENT

        SECURITY AGREEMENT, dated as of November 7, 2001 (this "Security Agreement"), among EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation (the "Conduit"), FLEET SECURITIES, INC. as Administrator of EagleFunding Capital Corporation, (the "EagleFunding Administrator"), FLEET NATIONAL BANK and FIRST UNION NATIONAL BANK, as Liquidity Providers (the "Liquidity Providers"), BANCBOSTON LEASING INVESTMENTS INC. and FIRST UNION NATIONAL BANK as Investors (the "Investors"), FLEET NATIONAL BANK as administrative agent (the "Administrative Agent"), Lessor Hedging Agreement Counterparties and GENOME STATUTORY TRUST 2001A, a Delaware business trust, as lessor (the "Lessor") and HUMAN GENOME SCIENCES, INC., a Delaware corporation, as lessee and construction agent (the "Lessee").

        WHEREAS, the Conduit intends from time to time to issue its Commercial Paper Notes in the United States commercial paper market;

        WHEREAS, the Conduit, the Administrator, the Liquidity Providers and the Administrative Agent have entered into a Loan Agreement pursuant to which the Conduit may elect to lend a portion of the net proceeds of its issuance of Commercial Paper Notes from time to time to Lessor, failing which the Liquidity Providers have agreed to lend funds to Lessor;

        WHEREAS, pursuant to the Trust Agreement and the Participation Agreement, the Investors have agreed to make Investor Contributions to the Lessor;

        WHEREAS, Lessee desires by this Security Agreement and the other Security Documents to which it is a party, among other things, to provide for the assignment, pledge and grant of a security interest by Lessee to the Administrative Agent for the benefit of the Lessor, among other things, in certain of Lessee's right, title and interest in and to the Lessee Collateral (as defined below);

        WHEREAS, Lessor desires by this Security Agreement and the other Security Documents to which it is a party, among other things, to provide for the assignment, pledge and grant of a security interest by Lessor to the Administrative Agent for the benefit of the Participants and the Lessor Hedging Agreement Counterparties, among other things, in certain of the Lessor's right, title and interest in and to the Participant Collateral (as defined below);

        NOW THEREFORE, the parties hereto agree as follows:

                              GRANTING CLAUSE FIRST

        This Security Agreement secures the payment of all obligations of Lessee now or hereafter existing under the Participation Agreement, the Lease and each other Operative Document, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Lessee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due under the Operative

                                                       SECURITY AGREEMENT (HGSI)


Documents (all such obligations and other obligations of Lessee being the "Secured Lessee Obligations").

        To secure payment and performance of the Secured Lessee Obligations, Lessee does hereby grant, bargain, sell, assign, transfer, convey, and confirm, unto the Administrative Agent (on behalf of the Lessor), a security interest in and lien on all right, title and interest of Lessee in, to and under the Lessee Collateral.

        It is expressly agreed that anything herein contained to the contrary notwithstanding, Lessee shall remain liable under the Operative Documents to which it is party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and none of Lessor, the Administrative Agent, the Participants or any Lessor Hedging Agreement Counterparty shall have any obligation or liability under such Operative Documents by reason of or arising out of the assignment hereunder, nor shall Lessor, the Administrative Agent, any Participant or any Lessor Hedging Agreement Counterparty be required or obligated in any manner to perform or fulfill any obligations of Lessee under or pursuant to such Operative Documents or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        Upon the occurrence and during the continuance of any Construction Agency Event of Default or Lease Event of Default, Lessee does hereby irrevocably constitute the Administrative Agent, on behalf of Lessor, the true and lawful attorney-in-fact of Lessee, with full power (in the name of Lessee or otherwise), (i) to ask for, require, demand, and receive, any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the property which now or hereafter constitutes part of the Lessee Collateral, (ii) to endorse any checks or other instruments or orders in connection therewith and (iii) to file any claims or to take any action or to institute any proceedings which Lessor or the Administrative Agent may deem to be necessary or advisable with respect to the Lessee Collateral.

                             GRANTING CLAUSE SECOND

        This Security Agreement secures the payment of all obligations of Lessor now or hereafter existing under the Participation Agreement and each other Operative Document, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Lessor to the Participants, the Conduit and the Lessor Hedging Agreement Counterparties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (all such obligations and other obligations of Lessor being the "Secured Lessor Obligations").

        To secure payment and performance of the Secured Lessor Obligations, Lessor does hereby grant, bargain, sell, assign, transfer, convey, and confirm, unto the Administrative Agent (on behalf of the Participants and the Lessor Hedging Agreement Counterparties), a security

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                                                       SECURITY AGREEMENT (HGSI)


interest in and lien on all right, title and interest of Lessor in, to and under the following described property, rights and privileges, other than Excluded Amounts and Excepted Rights (which collectively, excluding Excluded Amounts and Excepted Rights, are hereinafter called the "Participant Collateral" or the "Collateral"):

                (1) the Lessee Collateral and all other property pledged to the Lessor, or in which the Lessor has been granted a security interest, whether pursuant to Granting Clause First above or any other Operative Documents or otherwise;

                (2) all equipment of Lessor, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (collectively referred to as the "Equipment");

                (3)     all inventory in all of its forms of Lessor, including
        (a) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (b) all goods in which Lessor has an interest in mass or a joint or other interest or right of any kind (including goods in which Lessor has an interest or right as consignee), and (c) all goods which are returned to or repossessed by Lessor, and all accessions thereto, products thereof and documents therefor (all of the foregoing collectively referred to as the "Inventory");

                (4) the Participation Agreement and an original executed counterpart of the Lease to which a chattel paper receipt is attached, including the security interest granted thereunder in favor of Lessor and including all rights to receive payments thereunder (including Rent) other than Excluded Amounts;

                (5) the Security Documents, the Material Construction Contracts and the other Operative Documents;

                (6) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of Lessor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of Lessor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (all of the foregoing collectively referred to as the "Receivables", and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the "Related Contracts");

                (7) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing (to the extent there are no restrictions at law or contract on the assignment contemplated herein);

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                                                       SECURITY AGREEMENT (HGSI)


                (8) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing (to the extent there are no restrictions at law or contract on the assignment contemplated herein);

                (9) all rights to exercise remedies under the Lease (other than relating to Excluded Amounts of Excepted Rights); and

                (10) all products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Participant Collateral (including proceeds which constitute property of the types described in the foregoing clauses of this Granting Clause Second, proceeds deposited from time to time in any lockboxes of Lessor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Participant Collateral).

        Lessor hereby assigns, transfers and conveys to the Administrative Agent for the benefit of the Participants and the Lessor Hedging Agreement Counterparties all payments (except Excluded Amounts) payable by Lessee under the Lease and all amounts payable to it by Construction Agent under the Construction Agency Agreement.

        It is expressly agreed that anything herein contained to the contrary notwithstanding, Lessor shall remain liable under the Operative Documents to which it is party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and none of the Participants, the Administrative Agent or any Lessor Hedging Agreement Counterparty shall have any obligation or liability under such Operative Documents by reason of or arising out of the assignment hereunder, nor shall the Participants, the Administrative Agent or any Lessor Hedging Agreement Counterparty be required or obligated in any manner to perform or fulfill any obligations of Lessor under or pursuant to such Operative Documents or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        Lessor does hereby irrevocably constitute the Administrative Agent (on behalf of the Participants and the Lessor Hedging Agreement Counterparties) the true and lawful attorney-in-fact of Lessor, with full power (in the name of Lessor or otherwise), other than with respect to Excepted Rights and Excluded Amounts, (i) to ask for, require, demand, and receive, any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Operative Documents to which Lessor is party, and all other property which now or hereafter constitutes part of the Participant Collateral, (ii) to endorse any checks or other instruments or orders in connection therewith and (iii) to file any claims or to take any action or to institute any proceedings which the Participants, the Administrative Agent or any Lessor Hedging Agreement Counterparty may deem to be

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                                                       SECURITY AGREEMENT (HGSI)


necessary or advisable. Under the Lease and the Participation Agreement, Lessee is directed to make all payments of Rent (other than Excluded Amounts) and all other amounts which are required to be paid to Lessor pursuant to the Lease (other than Excluded Amounts) directly to the Administrative Agent in accordance with the provisions of Article II, for application as provided in this Security Agreement and the Participation Agreement.

        Concurrently with the delivery hereof, Lessor is delivering to the Administrative Agent the original executed counterpart of the Lease (to which a chattel paper receipt is attached) which it received from Lessee.

        Each of Lessee and Lessor agrees that at any time and from time to time, upon the written request of the Administrative Agent, each of Lessee and Lessor will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Administrative Agent may reasonably deem necessary in obtaining the full benefits of the assignment hereunder and of the rights and powers herein granted.

        Each of Lessee and Lessor hereby warrants and represents that:

        (A) it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Security Agreement shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than (i) in the case of Lessee, to the Lessor and the Administrative Agent on behalf of Lessor, and (ii) in the case of Lessor, to the Participants and the Lessor Hedging Agreement Counterparties, and the Administrative Agent for the benefit of Participants and the Lessor Hedging Agreement Counterparties, and

        (B) Lessor will not, except as provided in this Security Agreement and any other Operative Documents or except with the consent of the Administrative Agent, (i) accept any payment from Lessee, (ii) enter into any agreement amending or supplementing the Lease, the Participation Agreement or any other Operative Document to which it is party, (iii) execute any waiver or modification of, or consent under, the terms of, or (except with respect to its Excluded Amounts and subject to its Excepted Rights) exercise any rights, power or privileges under, the Lease, the Participation Agreement or any other Operative Document to which it is party, or (iv) settle or compromise any claim arising under the Lease or the Participation Agreement.

        Lessor hereby ratifies and confirms each Operative Document to which it is party and hereby agrees that it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of any such Operative Document or this Security Agreement or of any of the rights created by any such document or the assignment hereunder.

        IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

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                                                       SECURITY AGREEMENT (HGSI)


                                   ARTICLE I

             DEFINITIONS; APPOINTMENT OF ADMINISTRATIVE AGENT, ETC.

        SECTION 1.01 Definitions. Unless otherwise defined herein, capitalized terms shall have the meaning ascribed to them in Appendix A to the Participation Agreement, dated as of even date herewith, among the Lessor, the Lessee, the Investors, the Administrative Agent, the Liquidity Agent, the Conduit, the Administrator, the Liquidity Providers and Wells Fargo Bank, Northwest, N.A., as trustee for the Lessor and the rules of usage set forth therein shall apply hereto.

        SECTION 1.02 Appointment of Administrative Agent, etc. (a) Each of the Lessor, and the Participants hereby appoints Fleet National Bank as the Administrative Agent and hereby presently transfers to the Administrative Agent all rights of the Lessor, the Participants and the Lessor Hedging Agreement Counterparties under this Security Agreement, including all right, title and interest of Lessee or Lessor in and to the applicable Collateral (including all payments payable by Lessee under the Lease), except for Excluded Amounts and Excepted Rights. The parties agree that the Administrative Agent is holding the original executed counterpart of the Lease, as bailee pursuant to Section 9-313 of the UCC. The Administrative Agent acknowledges that it has been notified of the security interests granted in this Security Agreement in the original executed counterpart of the Lease. Proceeds of the Collateral shall be distributed by the Administrative Agent in accordance with Article X of the Participation Agreement.

        (b) Lessee hereby acknowledges such appointment and the transfer of rights of the Lessor to the Administrative Agent under this Security Agreement. Lessor hereby acknowledges such appointment and the transfer of rights of the Participants to the Administrative Agent under this Security Agreement.

                                   ARTICLE II

                                 RENT PAYMENTS

        SECTION 2.01 Payment of Rent and Other Amounts. Pursuant to this Security Agreement, all of the payments (other than Excluded Amounts) made by Lessee under the Operative Documents have been assigned to the Administrative Agent. Lessee shall pay or cause to be paid each installment of the Base Rent, Supplemental Rent, and other amounts payable under the Lease and the Operative Documents, (excluding, in each case, Excluded Amounts and subject, in each case, to Excepted Rights) to the Administrative Agent. At the appropriate times, the Conduit and Lessor shall instruct all other Persons who may come to owe to the Participants, the Lessor Hedging Agreement Counterparties or Lessor amounts pursuant to the Lease or any other Operative Document to pay such amounts (excluding, in each case, Excluded Amounts and subject, in each case, to Excepted Rights) and each of the Participants and Lessor shall use reasonable efforts to cause all such Persons to make all such payments to the Administrative Agent.

                                                       SECURITY AGREEMENT (HGSI)


        SECTION 2.02 Payments from Collateral Only. Without impairing any of the other rights, powers, privileges, liens or security interests of the Participants, the Lessor Hedging Agreement Counterparties or the Administrative Agent under this Security Agreement or any other Operative Document, each Participant and the Lessor Hedging Agreement Counterparties agree that, except as expressly provided in this Security Agreement, the Trust Agreement, the Loan Agreement, the Participation Agreement, the Liquidity Agreement or any other Operative Document, (i) the obligation of Lessor to make all payments under the Lease, and the performance by Lessor of every obligation or covenant contained in this Security Agreement, the Participation Agreement, or any of the other Operative Documents, shall be payable only from the income and proceeds of Lessor to the extent included in the Participant Collateral or any other collateral pledged by Lessor under the Security Documents and only to the extent that Lessor shall have sufficient income or proceeds to the extent included in the Participant Collateral to enable the Administrative Agent to make such payments in accordance with the terms of Article X of the Participation Agreement, and all of the statements, representations, covenants and agreements made by Lessor contained in this Security Agreement and any agreement referred to herein, unless expressly otherwise stated, are made and intended only for the purpose of binding Lessor and establishing the existence of rights and remedies which can be exercised and enforced against Lessor; therefore, anything contained in this Security Agreement or such other agreements to the contrary notwithstanding, no recourse shall be had with respect to this Security Agreement or such other Operative Documents against Lessor, except to the extent of such Participant Collateral, or against any officer, director, trustee, servant, partner, member or direct or indirect parent or controlling person or persons of Lessor; and (ii) none of Lessor or the Administrative Agent shall have any personal liability for any amounts payable hereunder, under the Participation Agreement or any of the other Operative Documents (except, in the case of Lessor, to the extent of such Participant Collateral); provided, however, that this Section 2.02 shall not be construed to prohibit any action or proceeding against any party hereto for its own willful misconduct, gross negligence, bad faith or criminal conduct for which it would otherwise be liable (but only to the extent of the damages arising by reason thereof). Lessor hereby acknowledges that the Administrative Agent has expressly reserved all its legal rights and remedies against the Participant Collateral granted by Lessor, including, without limitation of the generality of the foregoing, the right, in the event of any payment due and unpaid from Lessor under the Loan Agreement, to foreclose upon this Security Agreement and/or to receive the proceeds from the Participant Collateral and otherwise to enforce any other right under this Security Agreement.

                                   ARTICLE III

                      RECEIPT, DISTRIBUTION AND APPLICATION
                          OF INCOME FROM THE COLLATERAL

        SECTION 3.01 Distribution. Distributions of payments and collateral proceeds shall be distributed in the manner set forth in Article X of the Participation Agreement.

                                                       SECURITY AGREEMENT (HGSI)


                                   ARTICLE IV

             REMEDIES OF ADMINISTRATIVE AGENT UPON EVENT OF DEFAULT

        SECTION 4.01 Remedies Upon Default. If any Lease Event of Default or Construction Agency Event of Default shall have occurred and be continuing the Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the Collateral at issue), and the Administrative Agent may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Lessor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Lessor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent shall be entitled to consult with legal counsel and financial advisors in connection with the sale of the Collateral and shall be protected in any reasonable action or forbearance taken in connection with the advice of such counsel or advisors.

        SECTION 4.02 Remedies Cumulative. Each and every right, power and remedy given to the Administrative Agent specifically or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, or under the UCC, or otherwise in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Administrative Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Administrative Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessor or Lessee or to be an acquiescence therein.

        SECTION 4.03 Discontinuance of Proceedings. In case the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case the Participants, the Lessor Hedging Agreement Counterparties, the Administrative Agent, Lessee and Lessor shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Administrative Agent shall continue as if no such proceedings had been instituted.

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                                                       SECURITY AGREEMENT (HGSI)


                                   ARTICLE V

                  THE PARTICIPANTS AND THE ADMINISTRATIVE AGENT

        SECTION 5.01 No Representations or Warranties as to Property or Documents. NONE OF THE PARTICIPANTS, THE LESSOR HEDGING AGREEMENT COUNTERPARTIES, OR LESSOR MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF ANY PROPERTY, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO ANY PROPERTY WHATSOEVER. None of the Participants, the Lessor Hedging Agreement Counterparties, or Lessor makes or shall be deemed to have made any representations or warranty as to the validity, legality or enforceability of this Security Agreement, the Loan Agreements, the Notes, the Participation Agreement, the Lease or any other Operative Document as to the correctness of any statement contained in any thereof, except for the representations and warranties of Lessor made in Section
5.3 of the Participation Agreement. The Administrative Agent makes no representation or warranty hereunder whatsoever.

        SECTION 5.02 Loss of Principal or Interest. The Administrative Agent shall not be liable for any loss of principal or interest resulting from a Permitted Investment, provided, that any payments received or applied hereunder by the Administrative Agent shall be accounted for by the Administrative Agent so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

        SECTION 5.03 Reliance; Administrative Agent; Advice of Counsel. The Administrative Agent shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Administrative Agent may accept a copy of a resolution of the board of directors or general manager of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter relating to Lessee or Lessor the manner of ascertainment of which is not specifically described herein, the Participants, the Lessor Hedging Agreement Counterparties, or the Administrative Agent may for all purposes hereof rely on a certificate, signed by a duly authorized officer of Lessee or Lessor, as to such fact or matter, and such certificate shall constitute full protection to the Participants, the Lessor Hedging Agreement Counterparties, or the Administrative Agent for any action taken or omitted to be taken by them in good faith in reliance thereon.

                                                       SECURITY AGREEMENT (HGSI)


                                   ARTICLE VI

                                  MISCELLANEOUS

        SECTION 6.01 Termination of Security Agreement. This Security Agreement shall remain in full force and effect until payment in full of the Lease Balance and all other amounts due and payable by the Lessee under the Operative Documents and the termination of the Commitments of the Participants, provided, however, that this Security Agreement and the security interests created hereby shall earlier terminate and this Security Agreement shall be of no further force or effect upon any sale or other final disposition by the Administrative Agent of all of the property constituting the Collateral and the final distribution by the Administrative Agent of all monies or other property or proceeds constituting the Collateral in accordance with the terms hereof. Upon such termination of this Security Agreement, the Participants shall direct the Administrative Agent to execute and deliver to or as directed in writing by the Lessor, an appropriate instrument terminating this Security Agreement and releasing Collateral from the assignment and pledge thereof hereunder, and the Administrative Agent shall execute and deliver such instrument as aforesaid. Except as aforesaid otherwise provided, this Security Agreement and the security interests created hereby shall continue in full force and effect in accordance with the terms hereof.

        SECTION 6.02 Sale of Collateral by Administrative Agent Is Binding. Any sale or other conveyance of any Lessee Collateral or the Participant Collateral by the Administrative Agent made pursuant to the terms of this Security Agreement or the Lease shall be effective to transfer or convey all right, title and interest of the Lessee or Lessor, as applicable, in and to such Collateral. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Administrative Agent.

        SECTION 6.03 Security Agreement for Benefit of the Lessor, Participants, Lessor Hedging Agreement Counterparties and the Administrative Agent. Except as provided by Applicable Law or otherwise expressly provided in the Operative Documents, nothing in this Security Agreement, whether express or implied, shall be construed to give any legal or equitable right, remedy or claim under or in respect of this Security Agreement to any Person other than Lessor, the Participants, the Administrative Agent and the Lessor Hedging Agreement Counterparties.

        SECTION 6.04 Notices. All notices, demands, requests, consents, approvals and other instruments under this Security Agreement shall be made in accordance with the notice provisions of the Participation Agreement.

        SECTION 6.05 Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                                       SECURITY AGREEMENT (HGSI)


        SECTION 6.06 No Oral Modification or Continuing Waivers. No term or provision of this Security Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought and then only in accordance with Section 12.5 of the Participation Agreement.

        SECTION 6.07 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided.

        SECTION 6.08 Headings. The headings of the various Articles and Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 6.09 Governing Law; Counterpart Form. This Security Agreement and the rights and obligations of the parties under this Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but excluding to the maximum extent permitted by Applicable Law all other conflicts of law principles and choice of law rules of New York. This Security Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 6.10 Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral.

                                  [End of Page]

                            [Signature Pages Follow]

                                                       SECURITY AGREEMENT (HGSI)


        IN WITNESS WHEREOF, the parties hereto have caused this SECURITY AGREEMENT to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                                      EAGLEFUNDING CAPITAL CORPORATION



                                      By: /s/ THOMAS M. CALHOUN
                                          ----------------------------------
                                          Name:  Thomas M. Calhoun
                                          Title: Director, its
                                                 attorney-in-fact

                                                       SECURITY AGREEMENT (HGSI)






                                      FLEET SECURITIES, INC.



                                      By: /s/ THOMAS M. CALHOUN
                                          ----------------------------------
                                          Name:  Thomas M. Calhoun
                                          Title: Director

                                                       SECURITY AGREEMENT (HGSI)









                                      FLEET NATIONAL BANK, as Liquidity Provider



                                      By:  /s/ THOMAS W. DAVIES
                                          ----------------------------------
                                          Name:  Thomas W. Davies
                                          Title: Managing Director

                                                       SECURITY AGREEMENT (HGSI)






                                      FIRST UNION NATIONAL BANK, as Liquidity
                                      Provider



                                      By: /s/ BARBARA K. ANGEL
                                          ----------------------------------
                                          Name:  Barbara Kaufmann Angel
                                          Title: Vice President

                                                       SECURITY AGREEMENT (HGSI)






                                      BANCBOSTON LEASING INVESTMENTS INC.,
                                      as Investor



                                      By:  /s/ STEVEN CRISCIONE
                                          ----------------------------------
                                          Name:  Steven Criscione
                                          Title: Vice President

                                                       SECURITY AGREEMENT (HGSI)






                                      FIRST UNION NATIONAL BANK, as Investor



                                      By: /s/ BARBARA K. ANGEL
                                          ----------------------------------
                                          Name:  Barbara Kaufmann Angel
                                          Title: Vice President

                                                       SECURITY AGREEMENT (HGSI)






                                      FLEET NATIONAL BANK, as Administrative
                                      Agent



                                      By: /s/ THOMAS W. DAVIES
                                          ----------------------------------
                                          Name:  Thomas W. Davies
                                          Title: Managing Director

                                                       SECURITY AGREEMENT (HGSI)







                                      GENOME STATUTORY TRUST 2001A, as Lessor



                                      By:  /s/ C. SCOTT NIELSON
                                          ----------------------------------
                                          Name:  C. Scott Nielson
                                          Title: Vice President

                                                       SECURITY AGREEMENT (HGSI)






                                      HUMAN GENOME SCIENCES, INC., as Lessee



                                      By: /s/ STEVEN C. MAYER
                                          ----------------------------------
                                          Name:  Steven C. Mayer
                                          Title: Senior Vice President and CFO

                                TABLE OF CONTENTS


                                                                                                         PAGE

ARTICLE I    DEFINITIONS; APPOINTMENT OF ADMINISTRATIVE AGENT, ETC.........................................6

     SECTION 1.01    Definitions...........................................................................6
     SECTION 1.02    Appointment of Administrative Agent, etc..............................................6

ARTICLE II   RENT PAYMENTS.................................................................................6

     SECTION 2.01    Payment of Rent and Other Amounts.....................................................6
     SECTION 2.02    Payments from Collateral Only.........................................................7

ARTICLE III  RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE COLLATERAL...........................7

     SECTION 3.01    Distribution..........................................................................7

ARTICLE IV   REMEDIES OF ADMINISTRATIVE AGENT UPON EVENT OF DEFAULT........................................8

     SECTION 4.01    Remedies Upon Default.................................................................8
     SECTION 4.02    Remedies Cumulative...................................................................8
     SECTION 4.03    Discontinuance of Proceedings.........................................................8

ARTICLE V    THE PARTICIPANTS AND THE ADMINISTRATIVE AGENT.................................................9

     SECTION 5.01    No Representations or Warranties as to Property or Documents..........................9
     SECTION 5.02    Loss of Principal or Interest.........................................................9
     SECTION 5.03    Reliance; Administrative Agent; Advice of Counsel.....................................9

ARTICLE VI   MISCELLANEOUS................................................................................10

     SECTION 6.01    Termination of Security Agreement....................................................10
     SECTION 6.02    Sale of Collateral by Administrative Agent Is Binding................................10
     SECTION 6.03    Security Agreement for Benefit of the Lessor, Participants,
                     Lessor Hedging Agreement Counterparties and the Administrative Agent.................10
     SECTION 6.04    Notices..............................................................................10
     SECTION 6.05    Severability.........................................................................10
     SECTION 6.06    No Oral Modification or Continuing Waivers...........................................11
     SECTION 6.07    Successors and Assigns...............................................................11
     SECTION 6.08    Headings.............................................................................11
     SECTION 6.09    Governing Law; Counterpart Form......................................................11
     SECTION 6.10    Continuing Security Interest.........................................................11



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